Financial Instruments and Risk Management (Hierarchy of Fair Value) (Details) - USD ($) $ in Millions	Dec. 31, 2019		Dec. 31, 2018
Disclosure of financial instruments [Line Items]
Financial assets available for sale	$ 111		$ 145
Level 1 [Member]
Disclosure of financial instruments [Line Items]
Financial assets available for sale	151	[1]	0
Derivatives used for economic hedging, net	0		0
Derivatives used for accounting hedging, net	0		0
Total	151		0
Level 2 [Member]
Disclosure of financial instruments [Line Items]
Financial assets available for sale	0		145	[1]
Derivatives used for economic hedging, net	(3)		7
Derivatives used for accounting hedging, net	57		0
Total	$ 54		$ 152

[1]	An investment of 15% in the capital share of YYTH was subject to a three-year lock up period, as required by Chinese law, which expired in January 2019. Due to the said expiration, the investment is presented under level 1, as per its quoted price in the market